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                                                                EXECUTION COPY




                               AMENDMENT NO. 2
                           Dated as of July 28, 1995

                                    to the

                               CREDIT AGREEMENT
                        Dated as of November 19, 1993


         WHEREAS, LECHTERS, INC. (the "Borrower"), the BANKS listed on signature pages to the Credit Agreement (the "Banks") and THE BANK OF MONTREAL, as Agent (the "Agent") are parties to the Credit Agreement, dated as of November 19, 1993, as amended by Amendment No. 1, dated as of September 6, 1994 (the "Credit Agreement"); and

         WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement in the manner hereinafter set forth;


         NOW, THEREFORE, in consideration of the mutual covenants, agreements, and promises herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Banks and the Agent agree as follows:

         Section 1. Definitions. Terms used in this Amendment No. 2 that are defined in the Credit Agreement are used with the meanings therein ascribed to them.

         Section 2. Amendments. Upon and after the Effective Date (as defined in Section 3 hereof), the Credit Agreement shall be amended as follows:

    (a) Section 1.1 shall be amended by deleting the last sentence thereof in its entirety and substituting the following sentence therefor:

              "The aggregate amount of the Commitments on the Agreement Date is $40,000,000.";

    (b) Section 1.7 shall be amended by deleting subsection (a) thereof in its entirety and substituting the following therefor:

              "(a)  [intentionally omitted]";

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    (c)       Section 1.8 shall be amended by deleting subsection (a)
         thereof in its entirety and substituting the following therefor:

              "(a)  [intentionally omitted]";

    (d) Section 1.9 shall be amended by deleting subsection (a) thereof in its entirety and substituting the following therefor:

              "(a) Determination of Applicable Margins and Fees. The applicable Base Rate Margin, Eurodollar Rate Margin and Facility Fee for any fiscal quarter of the Borrower shall be determined on the basis of the ratio of the average outstanding Consolidated Indebtedness as of the last day of each of the immediately preceding four consecutive fiscal quarters of the Borrower to Consolidated EBITDA for the period of the immediately preceding four consecutive fiscal quarters of the Borrower as determined pursuant to the financial statements of the Borrower delivered to the Agent pursuant to Section 5.1(a) or 5.1(b), as the case may be, immediately prior to the most recent Adjustment Date, as follows:

                                       Euro-
                                       dollar     Base
                                       Rate       Rate    Facility
                            Ratio      Margin     Margin  Fee
              Greater than  2.50       1.25%      0.25%   0.375%
              or equal to

              Greater than  2.00       0.75%      0.00%   0.25%
              or equal to

              Less than     2.00       0.50%      0.00%   0.25%

              Any increase or decrease in applicable margins or fees shall be effective from the most recent Adjustment Date provided that such ratio shall be 2.00 to 1.00 during the period from the Agreement Date to the first Adjustment Date to occur thereafter, and shall be deemed to be greater than 2.50 to 1.00 (x) during such time as an Event of Default has occurred and is continuing and (y) in the event that the financial statements and officer's certificate required to be delivered pursuant to Section 5.1(a) or 5.1(b), as the case may be, and Section 5.1(c) are not delivered on or prior to the date when due, during the period from the date when due to the date which is two Business Days after such financial statements and officer's certificate are so delivered.";

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    (e)       Section 1.9 shall be amended by deleting the second
         sentence of subsection (b) thereof in its entirety and substituting the following sentence therefor:

              "Interest calculated on the basis of the Prime Rate or the Federal Funds Rate, and the facility fees shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed.";

    (f) Section 4.14 shall be deleted in its entirety and the following substituted therefor:

              "Section 4.14. Capital Expenditures. Make or be obligated at any time to make capital expenditures, in the aggregate for the Borrower and its Consolidated Subsidiaries, on a consolidated basis, in excess of (i) $30,000,000 in any fiscal year of the Borrower ending in or prior to January 1996, and (ii) in any fiscal year of the Borrower thereafter, the sum of (A) $30,000,000 plus
              (B) the lesser of (x) the excess, if any, of the maximum amount of capital expenditures that the Borrower and its Consolidated Subsidiaries were permitted to have made during the previous fiscal year over the amount of capital expenditures actually made in the previous fiscal year and (y) $30,000,000.";

    (g) Section 4.19 shall be deleted in its entirety and the following substituted therefor:

              "Section 4.19. Ratio of Consolidated Indebtedness to Consolidated Indebtedness plus Consolidated Stockholders' Equity. Permit the ratio of Consolidated Indebtedness to Consolidated Indebtedness plus consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries to exceed 0.50 to 1.00 at any time.";

    (h) Section 4.20 shall be deleted in its entirety and the following substituted therefor:

              "Section 4.20.  Ratio of Consolidated EBIRTDA to
              Consolidated Fixed Charges.  Permit the ratio of
              Consolidated EBIRTDA to Consolidated Fixed Charges to be less than 0.98 to 1.00, as determined as of the last day of each fiscal quarter for the period of the four consecutive fiscal quarters ending on such day.";

    (i) Section 4.21 shall be deleted in its entirety and the following substituted therefor:

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              "Section 4.21.  Ratio of Consolidated Indebtedness to
              Consolidated EBITDA. Permit the ratio of Consolidated Indebtedness to Consolidated EBITDA to be greater than, or equal to, 2.80 to 1.00, as determined as of the last day of each fiscal quarter for the period of the four consecutive fiscal quarters ending on such day.";

    (j)       Section 9.8 shall be amended by deleting the word
         "commitment" appearing on line 12 of subsection (a) thereof and substituting the word "facility" therefor;

    (k)       Definition of "Active Commitment" appearing in Section
         10.1 shall be deleted in its entirety and the following substituted therefor:

              "'Active Commitment' of any Bank means the Commitment of such Bank.";

    (l)       Definition of "Inactive Commitment" appearing in Section
         10.1 shall be deleted in its entirety and the following substituted therefor:

              "'Inactive Commitment' of any Bank means $0.";

    (m) Annex A shall be deleted in its entirety and a new Annex A in the form of Exhibit A hereto substituted therefor.

         Section 3. Effective Date. This Amendment No. 2 shall be effective as of July 28, 1995 (the "Effective Date") when each of the following shall have occurred:

                   (a) the Borrower, the Banks and the Agent shall have executed and delivered this Amendment No. 2; and

              (b) the Borrower shall have paid the amendment fees as provided by Section 4 hereof; and

              (c) each Representation and Warranty shall be true and correct in all material respects at and as of the Effective Date after giving effect to this Amendment No. 2.

         Section 4. Amendment Fees. On or prior to the Effective Date, the Borrower shall pay to the Agent for the account of each Bank amendment fees in the amount of $5,000 per Bank.

         Section 5. Representations and Warranties. The Borrower hereby represents and warrants to the Banks and the Agent that:

              (a) this Amendment No. 2 has been duly authorized, executed and delivered by the Borrower and constitutes a legal,

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    valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

              (b) the execution, delivery and performance of this Amendment No. 2 does not require any Governmental Approval; and

              (c) no Default or Event of Default has occurred and is continuing at and as of the Effective Date after giving effect to this Amendment No. 2.

         Section 6. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

         Section 7. Ratification. Except to the extent hereby amended, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

         Section 8. Captions. Section captions in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose or in any way affect the meaning or construction of any provisions of this Amendment No. 2.

         Section 9. Governing Law. This Amendment No. 2 shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).



















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         IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 2 to the Credit Agreement to be executed and delivered by their duly authorized officers as of the day first written above.


                        LECHTERS, INC.


                        By ___________________________
                           Name: John W. Smolak
                           Title:Vice President and Chief Financial Officer



                        BANK OF MONTREAL,
                           as Agent and as a Bank



                        By ___________________________
                           Name:Jack Darrow
                           Title:Director



                        THE BANK OF NEW YORK (NJ) (formerly
                            known as THE BANK OF NEW YORK, N.A.)



                        By ___________________________
                           Name:Gregory J. Smith
                           Title:Senior Vice President



                        CHEMICAL BANK NEW JERSEY, N.A.



                        By ___________________________
                           Name:Kathryn T. Murphy
                           Title:Vice President




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                                                  Exhibit A to Amendment No. 2

                                                                       ANNEX A


Banks, Lending Offices
 and Notice Addresses             Commitments

BANK OF MONTREAL                  $20,000,000


Domestic Lending Office:

Bank of Montreal
430 Park Avenue, 14th Floor
New York, NY  10022


Eurodollar Lending Office:

Bank of Montreal
430 Park Avenue, 14th Floor
New York, NY  10022


Notice Address:

Funding Requests:

Bank of Montreal
430 Park Avenue, 14th Floor
New York, NY  10022
Telecopy No.: (212) 605-1525

Attention: Maggie Gaglin

Other Notices:

Bank of Montreal
430 Park Avenue, 14th Floor
New York, NY  10022
Telecopy No.: (212) 605-1454

Attention: Jack Darrow





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Banks, Lending Offices
 and Notice Addresses             Commitments

THE BANK OF NEW YORK (NJ)         $10,000,000

Domestic Lending Office:

The Bank of New York
New York, New York
For Further Credit to The
  Bank of New York (NJ)


Eurodollar Lending Office:

The Bank of New York
New York, New York
For Further Credit to The
  Bank of New York (NJ)


Notice Address:

Funding Requests:

The Bank of New York (NJ)
385 Rifle Camp Road, 4th Floor
West Paterson, NJ  07024
Telecopy No.:  201-357-7705

Attention:  Dee Gillespie

Other Notices:

The Bank of New York (NJ)
385 Rifle Camp Road, 4th Floor
West Paterson, NJ  07024
Telecopy No.:  201-357-7705

Attention:  Linda Mae Coppa

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Banks, Lending Offices
 and Notice Addresses             Commitments

CHEMICAL BANK NEW                 $10,000,000
JERSEY, N.A.


Domestic Lending Office:

Chemical Bank New Jersey, N.A.
E. 36 Midland Avenue
Paramus, NJ  07652


Eurodollar Lending Office:

Chemical Bank New Jersey, N.A.
E. 36 Midland Avenue
Paramus, NJ  07652


Notice Address:

Funding Requests:

Chemical Bank New Jersey, N.A.
E. 36 Midland Avenue
Paramus, NJ  07652
Telecopy No.:  201-599-6672
Attention:  Catherine Frasco

Other Notices:

Chemical Bank New Jersey, N.A.
E. 36 Midland Avenue
Paramus, NJ  07652
Telecopy No.:  201-599-6672
Attention:  Elizabeth A. McNeilly